Other Contingent Assets, Liabilities and Commitments	12 Months Ended
Dec. 31, 2021
Disclosure Of Other Contingent Assets Liabilities And Commitments [Line Items]
Other contingent assets, liabilities and commitments
26.
Other contingent assets, liabilities and commitments

The Group had no outstanding contingent assets or liabilities as at December 31, 2021 and 2020, except for the contingent consideration liability mentioned in Note 20: Intangible Assets and labor contingencies detailed in Note 25: Provisions.

As at December 31, 2021 the Group’s had cash in Banks as guarantees for USD 6,330 required by Merchants under the corresponding Payment Processing Service Agreements.

Additionally, as at December 31, 2020 the Group’s bankers had issued guarantees for USD 859 (USD 786 in the year ended December 31, 2019), required by certain Merchants under the corresponding Payment Processing Service Agreements.